FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                               September 27, 2004

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                  0-202452                          16-132424013
                  --------                          ------------
          (Commission File Number)      (I.R.S. Employer Identification No.)
          ------------------------      ------------------------------------

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-24100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (124 CFR 240.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (124 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (124 CFR 240.14d-2(b)

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (124 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company announced that it has revised its financial outlook regarding its military business for the second half of 2004. Refer to the attached Exhibit
99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.



Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b) Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

                  99.1     Press Release dated September 27, 2004




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ULTRALIFE BATTERIES, INC.

Dated:  September 27, 2004        By:      /s/Robert W. Fishback
                                           ---------------------
                                           Robert W. Fishback
                                           Vice President - Finance & CFO

                               INDEX TO EXHIBITS

(99) Additional Exhibits

99.1 Press Release dated September 27, 2004